UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-04494
The Gabelli Asset Fund

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: September 30, 2010
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.

Morningstar® rated The Gabelli Asset Fund Class AAA Shares 5 stars overall and 5 stars for the five and ten year periods and 4 stars for the three year period ended September 30, 2010 among 1,723, 1,422, 761, and 1,723 Large Blend funds, respectively.

Mario Gabelli, CFA	Kevin Dreyer
To Our Shareholders,
     During the third quarter of 2010, The Gabelli Asset Fund’s (the “Fund”) (Class AAA) total return was 13.4% compared with the Standard & Poor’s (“S&P”) 500 Index of 11.3%.
     Enclosed is the portfolio of investments as of September 30, 2010.
Comparative Results
Average Annual Returns through September 30, 2010 (a) (Unaudited)

																Since
			Year to													Inception
	Quarter		Date		1 Year		3 Year		5 Year		10 Year	15 Year		20 Year		(3/3/86)
Gabelli Asset Fund Class AAA	13.44%		10.22%		16.53%		(3.94)%		4.18%		5.25%	9.16%		10.05%		12.01%
S&P 500 Index	11.30		3.91		10.18		(7.15)		0.64		(0.43)	6.45		9.05		9.31
Class A	13.46		10.22		16.53		(3.93)		4.18		5.25	9.16		10.04		12.01
	6.93	(b)	3.88	(b)	9.83	(b)	(5.81	)(b)	2.96	(b)	4.63 (b)	8.73	(b)	9.72	(b)	11.73 (b)
Class B	9.61		9.61		15.65		(4.69)		3.37		4.71	8.80		9.77		11.78
	8.23	(c)	4.61	(c)	10.65	(c)	(5.65	)(c)	3.02	(c)	4.71	8.80		9.77		11.78
Class C	13.24		9.61		15.65		(4.63)		3.41		4.73	8.81		9.78		11.79
	12.24	(d)	8.61	(d)	14.65	(d)	(4.63)		3.41		4.73	8.81		9.78		11.79
Class I	13.54		10.43		16.84		(3.71)		4.32		5.32	9.21		10.08		12.05
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.40%, 1.40%, 2.15%, 2.15%, and 1.15%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.
(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The S&P 500 Index is unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index. The Class AAA Shares net asset values (“NAV”) per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, year to date, one year, three year, and five year periods of 5%, 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter, year to date, and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

The Gabelli Asset Fund
Schedule of Investments — September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 99.5%
	Aerospace — 1.3%
110,000	Herley Industries Inc.†	$1,815,000
5,000	Lockheed Martin Corp.	356,400
15,000	Northrop Grumman Corp.	909,450
2,100,000	Rolls-Royce Group plc†	19,908,725
95,000	The Boeing Co.	6,321,300

		29,310,875

	Agriculture — 1.0%
490,000	Archer-Daniels-Midland Co.	15,640,800
89,058	Monsanto Co.	4,268,549
3,000	Potash Corp. of Saskatchewan Inc.	432,120
29,000	The Mosaic Co.	1,704,040

		22,045,509

	Automotive — 1.1%
210,000	Ford Motor Co.†	2,570,400
409,000	Navistar International Corp.†	17,848,760
101,250	PACCAR Inc.	4,875,187
3,400	Volkswagen AG	374,652

		25,668,999

	Automotive: Parts and Accessories — 3.4%
195,000	BorgWarner Inc.†	10,260,900
230,000	CLARCOR Inc.	8,884,900
340,000	Dana Holding Corp.†	4,188,800
40,000	Federal-Mogul Corp.†	756,400
480,000	Genuine Parts Co.	21,403,200
394,000	Johnson Controls Inc.	12,017,000
174,000	Midas Inc.†	1,324,140
159,000	Modine Manufacturing Co.†	2,062,230
190,000	O’Reilly Automotive Inc.†	10,108,000
260,000	Standard Motor Products Inc.	2,737,800
140,000	Superior Industries International Inc.	2,419,200
50,000	Tenneco Inc.†	1,448,500

		77,611,070

	Aviation: Parts and Services — 2.7%
1,100,000	BBA Aviation plc	3,255,521
480,000	Curtiss-Wright Corp.	14,544,000
600,000	GenCorp Inc.†	2,952,000
110,000	Kaman Corp.	2,883,100
297,500	Precision Castparts Corp.	37,886,625

		61,521,246

	Broadcasting — 1.4%
324,000	CBS Corp., Cl. A, Voting	5,151,600
20,000	Cogeco Inc.	612,304
26,666	Corus Entertainment Inc., Cl. B, New York	557,053
13,334	Corus Entertainment Inc., Cl. B, Toronto	279,925
112,000	Fisher Communications Inc.†	1,952,160
843	Granite Broadcasting Corp.† (a)	0
230,000	Liberty Media Corp. — Capital, Cl. A†	11,973,800
75,000	Liberty Media Corp. — Starz, Cl. A†	4,866,000
255,000	LIN TV Corp., Cl. A†	1,132,200
12,000	Naspers Ltd., Cl. N	586,722
400,000	Television Broadcasts Ltd.	2,283,844
180,000	Tokyo Broadcasting System Holdings Inc.	2,315,764

		31,711,372

	Business Services — 1.5%
28,000	ACCO Brands Corp.†	161,000
37,450	Ascent Media Corp., Cl. A†	1,000,289
120,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,371,600
190,000	Ecolab Inc.	9,640,600
64,000	Landauer Inc.	4,008,320
29,487	Live Nation Entertainment Inc.†	291,332
27,000	MasterCard Inc., Cl. A	6,048,000
100,000	Monster Worldwide Inc.†	1,296,000
20,000	The Brink’s Co.	460,000
835,000	The Interpublic Group of Companies Inc.†	8,375,050
18,000	Visa Inc., Cl. A	1,336,680

		33,988,871

	Cable and Satellite — 7.9%
1,890,000	Cablevision Systems Corp., Cl. A	49,499,100
160,000	Comcast Corp., Cl. A	2,892,800
50,000	Comcast Corp., Cl. A, Special	850,500
1,060,002	DIRECTV, Cl. A†	44,127,883
215,000	DISH Network Corp., Cl. A	4,119,400
40,000	EchoStar Corp., Cl. A†	763,200
1,000	Jupiter Telecommunications Co. Ltd.	1,078,103
320,096	Liberty Global Inc., Cl. A†	9,862,158
260,000	Liberty Global Inc., Cl. C†	7,945,600
1,095,000	Rogers Communications Inc., Cl. B, New York	40,985,850
50,000	Rogers Communications Inc., Cl. B, Toronto	1,871,416
225,000	Scripps Networks Interactive Inc., Cl. A	10,705,500
120,000	Shaw Communications Inc., Cl. B	2,642,822
150,000	Shaw Communications Inc., Cl. B, Non-Voting	3,301,500
60,000	Time Warner Cable Inc.	3,239,400

		183,885,232

	Closed-End Funds — 0.0%
79,920	Royce Value Trust Inc.†	970,229

	Commercial Services — 0.0%
15,000	Edenred†	297,121

	Communications Equipment — 1.2%
540,000	Corning Inc.	9,871,200
150,000	Motorola Inc.†	1,279,500
390,000	Thomas & Betts Corp.†	15,997,800

		27,148,500

See accompanying notes to schedule of investments.

The Gabelli Asset Fund
Schedule of Investments (Continued) — September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Computer Hardware — 0.0%
5,000	Wincor Nixdorf AG	$325,988

	Computer Software and Services — 1.0%
110,001	AOL Inc.†	2,722,525
210,000	Diebold Inc.	6,528,900
65,250	Fidelity National Information Services Inc.	1,770,232
100,000	NCR Corp.†	1,363,000
118,000	Rockwell Automation Inc.	7,284,140
265,000	Yahoo! Inc.†	3,755,050

		23,423,847

	Consumer Products — 5.3%
49,000	Alberto-Culver Co.	1,844,850
35,000	Altria Group Inc.	840,700
11,000	Christian Dior SA	1,437,795
241,000	Church & Dwight Co. Inc.	15,650,540
26,000	Clorox Co.	1,735,760
340,000	Eastman Kodak Co.†	1,428,000
265,000	Energizer Holdings Inc.†	17,815,950
128,000	Fortune Brands Inc.	6,301,440
3,400	Givaudan SA	3,473,872
35,000	Harley-Davidson Inc.	995,400
70,000	Kimberly-Clark Corp.	4,553,500
24,000	Mattel Inc.	563,040
25,700	National Presto Industries Inc.	2,736,279
25,000	Philip Morris International Inc.	1,400,500
50,000	Reckitt Benckiser Group plc	2,749,850
125,000	Sally Beauty Holdings Inc.†	1,400,000
50,000	Svenska Cellulosa AB, Cl. B	760,346
1,070,000	Swedish Match AB	28,542,435
10,000	Syratech Corp.†	253
435,000	The Procter & Gamble Co.	26,086,950
35,000	Wolverine World Wide Inc.	1,015,350

		121,332,810

	Consumer Services — 1.1%
175,000	IAC/InterActiveCorp.†	4,597,250
430,000	Liberty Media Corp. — Interactive, Cl. A†	5,895,300
645,000	Rollins Inc.	15,080,100

		25,572,650

	Diversified Industrial — 5.8%
13,000	Acuity Brands Inc.	575,120
5,000	Anixter International Inc.†	269,950
75,403	Contax Participacoes SA, ADR	236,765
420,000	Cooper Industries plc	20,550,600
410,100	Crane Co.	15,559,194
110,000	Gardner Denver Inc.	5,904,800
123,224	Greif Inc., Cl. A	7,250,500
263,343	Greif Inc., Cl. B	15,115,888
435,000	Honeywell International Inc.	19,113,900
25,000	Ingersoll-Rand plc	892,750
575,000	ITT Corp.	26,927,250
95,000	Jardine Strategic Holdings Ltd.	2,546,000
233,000	Katy Industries Inc.†	186,400
300,000	Magnetek Inc.†	396,000
240,000	Myers Industries Inc.	2,061,600
52,000	Pentair Inc.	1,748,760
53,333	Smiths Group plc	1,021,284
30,000	Sulzer AG	3,480,385
160,000	Textron Inc.	3,289,600
110,000	Trinity Industries Inc.	2,449,700
115,000	Tyco International Ltd.	4,223,950

		133,800,396

	Electronics — 1.3%
9,000	Chemring Group plc	424,990
110,000	Intel Corp.	2,115,300
9,500	Kyocera Corp., ADR	904,495
375,000	LSI Corp.†	1,710,000
24,000	Molex Inc., Cl. A	419,520
40,700	Samsung Electronics Co. Ltd., GDR	13,960,100
50,000	Sony Corp., ADR	1,546,000
245,000	Texas Instruments Inc.	6,649,300
80,000	Tyco Electronics Ltd.	2,337,600

		30,067,305

	Energy and Utilities — 7.9%
15,000	AGL Resources Inc.	575,400
130,000	Allegheny Energy Inc.	3,187,600
11,000	Anadarko Petroleum Corp.	627,550
200,000	BP plc, ADR	8,234,000
26,700	CH Energy Group Inc.	1,179,072
324,000	Chevron Corp.	26,260,200
350,000	ConocoPhillips	20,100,500
100,000	CONSOL Energy Inc.	3,696,000
25,000	Constellation Energy Group Inc.	806,000
122,000	Devon Energy Corp.	7,898,280
5,000	Diamond Offshore Drilling Inc.	338,850
25,000	DPL Inc.	653,250
90,000	Duke Energy Corp.	1,593,900
20,000	Edison International	687,800
500,000	El Paso Corp.	6,190,000
240,000	El Paso Electric Co.†	5,707,200
95,000	EOG Resources Inc.	8,832,150
319,000	Exxon Mobil Corp.	19,711,010
90,000	Great Plains Energy Inc.	1,701,000
210,000	Halliburton Co.	6,944,700
130,000	Mirant Corp., Escrow† (a)	0
200,000	National Fuel Gas Co.	10,362,000
30,000	NextEra Energy Inc.	1,631,700
10,000	NiSource Inc.	174,000
175,000	Northeast Utilities	5,174,750
30,000	NSTAR	1,180,500
See accompanying notes to schedule of investments.

The Gabelli Asset Fund
Schedule of Investments (Continued) — September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
12,000	Occidental Petroleum Corp.	$939,600
45,000	Oceaneering International Inc.†	2,423,700
55,000	Petroleo Brasileiro SA, ADR	1,994,850
100,000	Progress Energy Inc., CVO†	15,000
235,000	Rowan Companies Inc.†	7,134,600
48,000	Royal Dutch Shell plc, Cl. A, ADR	2,894,400
129,100	SJW Corp.	3,179,733
255,000	Southwest Gas Corp.	8,565,450
245,000	Spectra Energy Corp.	5,524,750
100,000	The AES Corp.†	1,135,000
52,000	Transocean Ltd.†	3,343,080
185,000	Weatherford International Ltd.†	3,163,500

		183,761,075

	Entertainment — 4.7%
8,010	Chestnut Hill Ventures† (a)	364,856
360,000	Discovery Communications Inc., Cl. A†	15,678,000
335,000	Discovery Communications Inc., Cl. C†	12,793,650
34,000	DreamWorks Animation SKG Inc., Cl. A†	1,084,940
750,000	Grupo Televisa SA, ADR	14,190,000
477,500	Madison Square Garden Inc., Cl. A†	10,065,700
1,600	Nintendo Co. Ltd.	399,808
80,000	Rank Group plc	147,287
20,000	Regal Entertainment Group, Cl. A	262,400
525,001	Time Warner Inc.	16,091,281
515,000	Viacom Inc., Cl. A	20,646,350
10,000	Viacom Inc., Cl. B	361,900
545,000	Vivendi	14,896,597
46,000	World Wrestling Entertainment Inc., Cl. A	639,860

		107,622,629

	Environmental Services — 1.5%
555,000	Republic Services Inc.	16,921,950
500,000	Waste Management Inc.	17,870,000

		34,791,950

	Equipment and Supplies — 6.8%
665,000	AMETEK Inc.	31,767,050
6,000	Amphenol Corp., Cl. A	293,880
100,000	CIRCOR International Inc.	3,160,000
145,000	Crown Holdings Inc.†	4,155,700
175,000	CTS Corp.	1,683,500
8,000	Danaher Corp.	324,880
390,000	Donaldson Co. Inc.	18,380,700
247,000	Flowserve Corp.	27,026,740
190,000	Gerber Scientific Inc.†	1,172,300
235,000	GrafTech International Ltd.†	3,673,050
762,000	IDEX Corp.	27,058,620
150,000	Interpump Group SpA†	938,599
392,000	Lufkin Industries Inc.	17,208,800
70,000	Met-Pro Corp.	706,300
20,000	Sealed Air Corp.	449,600
2,000	SL Industries Inc.†	28,180
104,000	Tenaris SA, ADR	3,995,680
100,000	The Manitowoc Co. Inc.	1,211,000
100,000	The Weir Group plc	2,235,382
29,000	Valmont Industries Inc.	2,099,600
350,000	Watts Water Technologies Inc., Cl. A	11,917,500

		159,487,061

	Financial Services — 6.6%
15,700	Alleghany Corp.†	4,757,571
25,000	AllianceBernstein Holding LP	660,250
440,000	American Express Co.	18,493,200
30,000	AmeriCredit Corp.†	733,800
15,000	Ameriprise Financial Inc.	709,950
32,000	Argo Group International Holdings Ltd.	1,111,680
98,000	Artio Global Investors Inc.	1,499,400
150,000	Bank of America Corp.	1,966,500
214	Berkshire Hathaway Inc., Cl. A†	26,643,000
73,000	BKF Capital Group Inc.†	76,650
15,000	Calamos Asset Management Inc., Cl. A	172,500
400,000	Citigroup Inc.†	1,560,000
97,000	Commerzbank AG, ADR†	795,400
145,000	Deutsche Bank AG	7,964,850
27,000	Fortress Investment Group LLC, Cl. A†	96,930
110,000	H&R Block Inc.	1,424,500
18,000	HSBC Holdings plc, ADR	910,620
44,000	Interactive Brokers Group Inc., Cl. A†	757,240
330,000	Janus Capital Group Inc.	3,613,500
135,000	JPMorgan Chase & Co.	5,139,450
56,000	Kinnevik Investment AB, Cl. A	1,195,546
65,000	Kinnevik Investment AB, Cl. B	1,376,115
60,000	KKR & Co. LP	636,000
330,000	Legg Mason Inc.	10,002,300
75,000	Leucadia National Corp.†	1,771,500
60,000	Loews Corp.	2,274,000
28,000	M&T Bank Corp.	2,290,680
160,000	Marsh & McLennan Companies Inc.	3,859,200
150,000	NewAlliance Bancshares Inc.	1,893,000
45,000	PNC Financial Services Group Inc.	2,335,950
130,137	Popular Inc.†	377,397
25,000	Royal Bank of Canada	1,303,250
85,000	State Street Corp.	3,201,100
20,000	SunTrust Banks Inc.	516,600
50,000	T. Rowe Price Group Inc.	2,503,250
440,000	The Bank of New York Mellon Corp.	11,497,200
44,000	The Blackstone Group LP	558,360
10,000	The Goldman Sachs Group Inc.	1,445,800
30,000	The Travelers Companies Inc.	1,563,000
70,866	Tree.com Inc.†	464,172
19,000	Unitrin Inc.	463,410
8,500	Value Line Inc.	117,895
See accompanying notes to schedule of investments.

The Gabelli Asset Fund
Schedule of Investments (Continued) — September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
195,000	Waddell & Reed Financial Inc., Cl. A	$5,335,200
642,000	Wells Fargo & Co.	16,133,460

		152,201,376

	Food and Beverage — 12.5%
345,000	Brown-Forman Corp., Cl. A	21,238,200
85,000	Brown-Forman Corp., Cl. B	5,239,400
130,000	Campbell Soup Co.	4,647,500
275,000	China Mengniu Dairy Co. Ltd.	850,642
80,000	Coca-Cola Enterprises Inc.	2,480,000
16,500	Coca-Cola Hellenic Bottling Co. SA, ADR	429,000
410,000	Constellation Brands Inc., Cl. A†	7,252,900
273,000	Corn Products International Inc.	10,237,500
323,000	Danone	19,319,499
560,000	Davide Campari — Milano SpA	3,349,511
135,000	Dean Foods Co.†	1,378,350
180,000	Del Monte Foods Co.	2,359,800
316,000	Diageo plc, ADR	21,807,160
2,000	Diamond Foods Inc.	81,980
170,000	Dr. Pepper Snapple Group Inc.	6,038,400
70,000	Farmer Brothers Co.	1,120,000
305,000	Flowers Foods Inc.	7,576,200
70,000	Fomento Economico Mexicano SAB de CV, ADR	3,551,100
589,000	General Mills Inc.	21,522,060
39,000	Green Mountain Coffee Roasters Inc.†	1,216,410
820,000	Grupo Bimbo SAB de CV, Cl. A	5,986,518
107,000	H.J. Heinz Co.	5,068,590
95,000	Heineken NV	4,926,521
200,000	ITO EN Ltd.	3,284,619
65,000	Kellogg Co.	3,283,150
82,000	Kerry Group plc, Cl. A	2,895,275
450,000	Kikkoman Corp.	4,964,662
275,229	Kraft Foods Inc., Cl. A	8,493,566
100,000	Lianhua Supermarket Holdings Ltd., Cl. H	404,055
32,000	LVMH Moet Hennessy Louis Vuitton SA	4,693,950
15,000	MEIJI Holdings Co. Ltd.	706,157
210,000	Morinaga Milk Industry Co. Ltd.	900,575
90,000	Nestle’ SA	4,794,688
200,000	NISSIN FOODS HOLDINGS CO. LTD.	7,223,287
10,000	Peet’s Coffee & Tea Inc.†	342,300
244,274	PepsiCo Inc.	16,229,565
93,000	Pernod-Ricard SA	7,765,425
148,000	Ralcorp Holdings Inc.†	8,655,040
86,430	Remy Cointreau SA	5,821,188
400,000	Sara Lee Corp.	5,372,000
310,000	The Coca-Cola Co.	18,141,200
32,000	The Hain Celestial Group Inc.†	767,360
70,000	The Hershey Co.	3,331,300
20,000	The J.M. Smucker Co.	1,210,600
100,000	Tingyi (Cayman Islands) Holding Corp.	275,814
160,000	Tootsie Roll Industries Inc.	3,980,800
195,000	Tyson Foods Inc., Cl. A	3,123,900
420,000	YAKULT HONSHA Co. Ltd.	12,970,292

		287,308,009

	Health Care — 3.2%
29,000	Abbott Laboratories	1,514,960
15,000	Alere Inc.†	463,950
50,000	Allergan Inc.	3,326,500
44,000	Amgen Inc.†	2,424,840
75,000	AngioDynamics Inc.†	1,143,000
10,000	ArthroCare Corp.†	271,800
60,000	Baxter International Inc.	2,862,600
8,000	Becton, Dickinson and Co.	592,800
51,000	Biogen Idec Inc.†	2,862,120
185,000	Boston Scientific Corp.†	1,134,050
170,000	Bristol-Myers Squibb Co.	4,608,700
13,500	Cephalon Inc.†	842,940
15,000	Cepheid Inc.†	280,650
67,000	Chemed Corp.	3,816,990
32,000	CONMED Corp.†	717,120
40,000	Covidien plc	1,607,600
10,000	DENTSPLY International Inc.	319,700
50,000	Eli Lilly & Co.	1,826,500
44,000	Exactech Inc.†	718,080
38,000	Henry Schein Inc.†	2,226,040
136,000	Johnson & Johnson	8,426,560
17,000	Laboratory Corp. of America Holdings†	1,333,310
80,000	Life Technologies Corp.†	3,735,200
74,000	Mead Johnson Nutrition Co.	4,211,340
71,000	Medco Health Solutions Inc.†	3,696,260
75,000	Merck & Co. Inc.	2,760,750
10,000	Nobel Biocare Holding AG	179,616
125,000	Pain Therapeutics Inc.†	772,500
62,500	Patterson Companies Inc.	1,790,625
175,000	Pfizer Inc.	3,004,750
2,000	Stryker Corp.	100,100
280,000	Tenet Healthcare Corp.†	1,321,600
50,000	UnitedHealth Group Inc.	1,755,500
88,000	Watson Pharmaceuticals Inc.†	3,723,280
34,000	William Demant Holding A/S†	2,508,890
20,000	Wright Medical Group Inc.†	288,200
3,000	Young Innovations Inc.	85,830
10,000	Zimmer Holdings Inc.†	523,300

		73,778,551

	Hotels and Gaming — 2.2%
15,000	Accor SA	547,721
18,000	Churchill Downs Inc.	642,960
355,000	Gaylord Entertainment Co.†	10,827,500
140,000	Genting Singapore plc†	198,008
See accompanying notes to schedule of investments.

The Gabelli Asset Fund
Schedule of Investments (Continued) — September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
10,000	Home Inns & Hotels Management Inc., ADR†	$494,400
14,422	Host Hotels & Resorts Inc.	208,831
185,000	International Game Technology	2,673,250
60,000	Interval Leisure Group Inc.†	808,200
2,200,000	Ladbrokes plc	4,637,907
145,000	Las Vegas Sands Corp.†	5,053,250
4,200,000	Mandarin Oriental International Ltd.	7,182,000
200,000	MGM Resorts International†	2,256,000
55,000	Orient-Express Hotels Ltd., Cl. A†	613,250
110,000	Pinnacle Entertainment Inc.†	1,226,500
98,000	Starwood Hotels & Resorts Worldwide Inc.	5,149,900
1,250,000	The Hongkong & Shanghai Hotels Ltd.	2,200,713
190,000	Universal Entertainment Corp.†	4,137,758
18,000	Wyndham Worldwide Corp.	494,460
15,000	Wynn Resorts Ltd.	1,301,550

		50,654,158

	Machinery — 3.7%
150,000	Baldor Electric Co.	6,060,000
135,000	Caterpillar Inc.	10,621,800
406,300	CNH Global NV†	14,886,832
756,000	Deere & Co.	52,753,680
18,000	Mueller Water Products Inc., Cl. A	54,360

		84,376,672

	Manufactured Housing and Recreational Vehicles — 0.1%
190,000	All American Group Inc.†	43,700
32,000	Cavco Industries Inc.†	1,149,120
31,000	Nobility Homes Inc.†	301,475
81,000	Skyline Corp.	1,641,060

		3,135,355

	Metals and Mining — 2.9%
5,000	Agnico-Eagle Mines Ltd.	355,150
190,000	Alcoa Inc.	2,300,900
365,000	Barrick Gold Corp.	16,895,850
89,000	Freeport-McMoRan Copper & Gold Inc.	7,599,710
100,000	Ivanhoe Mines Ltd.†	2,341,000
8,000	James River Coal Co.†	140,240
50,000	Kinross Gold Corp.	939,500
52,000	New Hope Corp. Ltd.	253,816
550,000	Newmont Mining Corp.	34,545,500
25,000	Peabody Energy Corp.	1,225,250

		66,596,916

	Publishing — 2.6%
37,000	Belo Corp., Cl. A†	229,400
800,000	II Sole 24 Ore†	1,441,775
400,000	Media General Inc., Cl. A†	3,584,000
75,000	Meredith Corp.	2,498,250
3,345,000	News Corp., Cl. A	43,685,700
22,000	News Corp., Cl. B	331,320
155,000	The E.W. Scripps Co., Cl. A†	1,221,400
192,000	The McGraw-Hill Companies Inc.	6,347,520
30,000	The New York Times Co., Cl. A†	232,200

		59,571,565

	Real Estate — 0.4%
11,000	Brookfield Asset Management Inc., Cl. A	312,070
103,000	Griffin Land & Nurseries Inc.	2,723,320
36,000	ProLogis	424,080
250,000	The St. Joe Co.†	6,217,500

		9,676,970

	Retail — 2.1%
4,500	Aaron’s Inc.	83,025
94,200	Aaron’s Inc., Cl. A	1,733,280
250,000	AutoNation Inc.†	5,812,500
13,500	AutoZone Inc.†	3,090,285
250,000	Coldwater Creek Inc.†	1,317,500
125,000	Costco Wholesale Corp.	8,061,250
225,000	CVS Caremark Corp.	7,080,750
60,000	HSN Inc.†	1,794,000
200,000	Macy’s Inc.	4,618,000
50,000	Safeway Inc.	1,058,000
155,000	The Great Atlantic & Pacific Tea Co. Inc.†	613,800
5,000	The Home Depot Inc.	158,400
78,000	The Kroger Co.	1,689,480
75,000	Wal-Mart Stores Inc.	4,014,000
80,000	Walgreen Co.	2,680,000
60,000	Whole Foods Market Inc.†	2,226,600
190,000	Winn-Dixie Stores Inc.†	1,354,700

		47,385,570

	Specialty Chemicals — 1.4%
17,000	Ashland Inc.	829,090
200,000	Chemtura Corp.†	88,200
525,000	Ferro Corp.†	6,767,250
110,000	General Chemical Group Inc.†	3,850
136,000	H.B. Fuller Co.	2,702,320
135,000	International Flavors & Fragrances Inc.	6,550,200
40,000	Material Sciences Corp.†	178,400
1,600	NewMarket Corp.	181,888
590,000	Omnova Solutions Inc.†	4,242,100
297,000	Sensient Technologies Corp.	9,055,530
70,000	Zep Inc.	1,220,800

		31,819,628

	Telecommunications — 3.5%
2,000	AboveNet Inc.†	104,180
145,000	AT&T Inc.	4,147,000
23,000	Brasil Telecom SA, ADR†	456,550
14,000	Brasil Telecom SA, Cl. C, ADR†	120,680
See accompanying notes to schedule of investments.

The Gabelli Asset Fund
Schedule of Investments (Continued) — September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
45,000	CenturyLink Inc.	$1,775,700
800,000	Cincinnati Bell Inc.†	2,136,000
390,000	Deutsche Telekom AG, ADR	5,315,700
30,000	France Telecom SA, ADR	645,900
35,000	Hellenic Telecommunications Organization SA	251,929
11,000	Hellenic Telecommunications Organization SA, ADR	38,830
250,000	Portugal Telecom SGPS SA	3,336,560
150,000	Qwest Communications International Inc.	940,500
750,000	Sprint Nextel Corp.†	3,472,500
75,403	Tele Norte Leste Participacoes SA, ADR	1,061,674
3,100,000	Telecom Italia SpA	4,331,734
200,000	Telecom Italia SpA, ADR	2,786,000
93,000	Telefonica SA, ADR	6,895,950
40,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	597,200
585,000	Telephone & Data Systems Inc.	19,188,000
500,000	Telephone & Data Systems Inc., Special	14,175,000
30,000	tw telecom inc.†	557,100
237,000	Verizon Communications Inc.	7,723,830
40,000	VimpelCom Ltd., ADR†	594,000

		80,652,517

	Transportation — 0.5%
270,000	AMR Corp.†	1,692,900
290,000	GATX Corp.	8,502,800
4,000	Kansas City Southern†	149,640
33,000	Providence and Worcester Railroad Co.	407,550

		10,752,890

	Wireless Communications — 0.9%
93,000	America Movil SAB de CV, Cl. L, ADR	4,959,690
10,000	Millicom International Cellular SA	959,500
2,700	NTT DoCoMo Inc.	4,495,688
72,000	Price Communications Corp., Escrow† (a)	0
13,001	Tim Participacoes SA, ADR	428,903
185,000	United States Cellular Corp.†	8,504,450
47	Vivo Participacoes SA	3,181
30,000	Vivo Participacoes SA, ADR	815,100
4,375	Vodafone Group plc, ADR	108,544

		20,275,056

	TOTAL COMMON STOCKS	2,292,529,968

	RIGHTS — 0.0%
	Financial Services — 0.0%
145,000	Deutsche Bank AG, expire 10/05/10†	720,650

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
14,727	Federal-Mogul Corp., expire 12/27/14†	4,860

	Broadcasting — 0.0%
2,109	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	2
2,109	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0

		2

	Energy and Utilities — 0.0%
11,313	Mirant Corp., Ser. A, expire 01/03/11†	171

	Hotels and Gaming — 0.0%
200,000	Indian Hotels Co. Ltd, expire 06/16/14† (b)	438,000

	TOTAL WARRANTS	443,033

Principal
Amount

	CONVERTIBLE CORPORATE BONDS — 0.0%
	Automotive: Parts and Accessories — 0.0%
$1,000,000	Standard Motor Products Inc., Sub. Deb. Cv., 15.000%, 04/15/11 (a)	1,001,000

	U.S. GOVERNMENT OBLIGATIONS — 0.5%
12,230,000	U.S. Treasury Bills, 0.060% to 0.186%††, 10/21/10 to 03/17/11	12,227,652

	TOTAL INVESTMENTS — 100.0%
	(Cost $1,258,967,694)	$2,306,922,303

	Aggregate tax cost	$1,275,927,418

	Gross unrealized appreciation	$1,126,135,945
	Gross unrealized depreciation	(95,141,060)

	Net unrealized appreciation/depreciation	$1,030,994,885

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At September 30, 2010, the market value of fair valued securities amounted to $1,365,858 or 0.06% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the market value of the Rule 144A security amounted to $438,000 or 0.02% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt
See accompanying notes to schedule of investments.

The Gabelli Asset Fund (the “Fund”)
Notes to Schedule of Investments (Unaudited)
The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Asset Fund
Notes to Schedule of Investments (Continued) (Unaudited)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$31,711,372	—	$0	$31,711,372
Consumer Products	121,332,557	$253	—	121,332,810
Energy and Utilities	183,746,075	15,000	0	183,761,075
Entertainment	107,257,773	—	364,856	107,622,629
Wireless Communications	20,275,056	—	0	20,275,056
Other Industries (a)	1,827,827,026	—	—	1,827,827,026

Total Common Stocks	2,292,149,859	15,253	364,856	2,292,529,968

Rights (a)	720,650	—	—	720,650
Warrants:
Broadcasting	—	2	—	2
Other Industries (a)	443,031	—	—	443,031

Total Warrants	443,031	2	—	443,033

Convertible Corporate Bonds	—	1,001,000	—	1,001,000
U.S. Government Obligations	—	12,227,652	—	12,227,652

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$2,293,313,540	$13,243,907	$364,856	$2,306,922,303

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2010.

The Gabelli Asset Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determined fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
									during the
									period on
				Change in					Level 3
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	held at
	12/31/09	(premiums)	(loss)	depreciation	(sales)	Level 3†	Level 3†	9/30/10	9/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$—	$—	$—	$—	$—	$0	$—	$0	$—
Energy and Utilities	0	—	—	—	—	—	—	0	—
Entertainment	270,177	—	—	94,679	—	—	—	364,856	94,679
Equipment and Supplies	0	—	(32,625)	32,625	(0)	—	—	—	—
Wireless Communications	0	—	—	—	—	—	—	0	—

Total Common Stocks	270,177	—	(32,625)	127,304	(0)	0	—	364,856	94,679

TOTAL INVESTMENTS IN SECURITIES	$270,177	$—	$(32,625)	$127,304	$(0)	$0	$—	$364,856	$94,679

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts

The Gabelli Asset Fund
Notes to Schedule of Investments (Continued) (Unaudited)
actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at September 30, 2010. For the restricted securities the Fund held as of September 30, 2010, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency markets risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at September 30, 2010, if any, are not accounted for as hedging instruments under GAAP.

The Gabelli Asset Fund
Notes to Schedule of Investments (Continued) (Unaudited)
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. During the period ended September 30, 2010, the Fund had no investments in swap agreements.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended September 30, 2010, the Fund had no investments in forward foreign exchange contracts.
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $19,021,792, which are available to reduce future required distributions of net capital gains to shareholders through 2017.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages,organic living,and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE

Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12—18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The Gabelli Asset Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Trustees

Mario J. Gabelli, CFA
Chairman and Chief
Executive Officer
GAMCO Investors, Inc.

Anthony J. Colavita
President
Anthony J. Colavita, P.C.

James P. Conn
Former Chief Investment Officer
Financial Security Assurance
Holdings Ltd.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Kuni Nakamura
President
Advanced Polymer, Inc.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus
Pace University

Werner J. Roeder, MD
Medical Director
Lawrence Hospital

Anthonie C. van Ekris
Chairman
BALMAC International, Inc.

Salvatore J. Zizza
Chairman
Zizza & Co., Ltd.
Officers

Bruce N. Alpert
President and Secretary

Agnes Mullady
Treasurer

Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli & Company, Inc.

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q310SR

The Gabelli Asset Fund

Morningstar® rated The Gabelli Asset Fund Class AAA
Shares 5 stars overall and 5 stars for the five and ten
year periods and 4 stars for the three year period
ended September 30, 2010 among 1,723, 1,422, 761,
and 1,723 Large Blend funds, respectively.
THIRD QUARTER REPORT
SEPTEMBER 30, 2010

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Asset Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/26/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/26/10

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/26/10

*	Print the name and title of each signing officer under his or her signature.